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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 10, 2003

                     INDUSTRIES INTERNATIONAL, INCORPORATED
               (Exact name of Registrant as specified in charter)


NEVADA                              0-32053                   87-05222115
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                        Identification Number)

                    4/F., WONDIAL BUILDING, 6 SOUTH KEJI ROAD
                SHENZHEN HIGH-TECH INDUSTRIAL PARK, SHENNAN ROAD
                                 SHENZHEN, CHINA
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 011-86-755-2693856


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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FORWARD LOOKING STATEMENTS

         This Amendment No. 1 to Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.


         On March 25, 2003, the Registrant filed with the Commission a Current Report on Form 8-K (SEC File No. 000-32053) with respect to an agreement entered into on March 10, 2003, for the Sale and Purchase of Shares in Li Sun Power International Limited ("Li Sun") by and among the Registrant, Dr. Kit Tsui, who is the sole shareholder of Li Sun, Li Sun, Wuhan Hanhai High Technology Limited, Wuhan City Puhong Trading Limited, Shenzhen City Xing Zhicheng Industrial Limited and Shenzhen Kexuntong Industrial Co. Ltd (the "Agreement").

         The Agreement provides for a closing date on or before May 10, 2003. This Amendment No. 1 to Form 8-K is filed for the purpose of providing a Supplemental Agreement To Postpone Completion Date of the Sale and Purchase of Shares in Li Sun Power International Limited. All the parties that were a party to the Agreement have agreed to postpone the completion date to May 31, 2003.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.



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(b)          PRO FORMA FINANCIAL INFORMATION Not applicable.

(c)          EXHIBITS

             EXH. NO.    DESCRIPTION
            ----------   -----------
              10.1       Supplement    Agreement   by   and   among   Industries
                         International, Incorporated, Dr. Kit Tsui and the other parties thereto.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 13, 2003                          INDUSTRIES INTERNATIONAL, INC.

                                                      By:/S/ WEIJANG YU
                                                        ---------------
                                                      Weijang Yu
                                                      President







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                         EXHIBITS FILED WITH THIS REPORT

           EXH. NO.      DESCRIPTION
          ----------     ------------
              10.1       Supplement    Agreement   by   and   among   Industries
                         International, Incorporated, Dr. Kit Tsui and the other parties thereto.


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